UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 02, 2025

Myers Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street
Akron, Ohio		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 253-5592

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MYE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment on Form 8-K/A (the "Amendment") amends the Current Report on 8-K of Myers Industries, Inc. (the "Company") filed on April 2, 2025 (the "Original Filing"), in which the Company reported that (i) Grant Fitz, Executive Vice President and Chief Financial Officer, tendered his resignation as an officer and director of the Company effective May 2, 2025, and (ii) Daniel Hoehn was to be appointed as Interim Chief Financial Officer effective May 2, 2025. This Amendment is being filed solely for the purpose of providing a brief description of the material compensation arrangements being provided to Mr. Hoehn in connection with his appointment. This Amendment does not otherwise modify or update any other disclosure contained in the Original Filing, and should be read in conjunction with the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Hoehn will be provided a supplemental monthly payment of $8,000 in addition to his current base salary of $304,072 for the period during which Mr. Hoehn serves as the Company’s Interim Chief Financial Officer. Mr. Hoehn’s award under the Company’s executive retention program (“Retention Award”), the form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on September 9, 2024, will increase from 50% of his current base salary to 75% of his current base salary. The additional amount of Mr. Hoehn’s Retention Award will be payable on the first payroll date after the earlier to occur of (a) the date a permanent Chief Financial Officer begins or (b) December 31, 2025, conditioned on his continued employment as the Interim Chief Financial Officer until that time. Mr. Hoehn will also be eligible to participate in the Company’s Senior Officer Severance Plan, the form of which was filed as Exhibit 10.16 to Form 10-K filed with the Commission on March 5, 2024, during his service as the Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

Date:	May 2, 2025	By:	/s/ Grant E. Fitz
Grant E. Fitz Executive Vice President and Chief Financial Officer